SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2004

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Item 5.    Other Events.

On January 20, 2004, WorldCom, Inc., d/b/a MCI (the “Company”) issued a press release announcing the appointment of Glenn Hutchins, a founder and managing member of investment firm Silver Lake Partners, and Mark Neporent, chief operating officer, general counsel and senior managing director of Cerberus Capital Management, L.P., to its board of directors, which appointments will become effective upon the Company’s emergence from bankruptcy. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press Release dated January 20, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC.
(Registrant)

By:	/S/ ANASTASIA KELLY

Name:	Anastasia Kelly
Title:	Executive Vice President and General Counsel

Dated: January 20, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 20, 2004

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